Restricted Cash	12 Months Ended
Jun. 30, 2019
Subclassifications of assets, liabilities and equities [abstract]
Restricted cash
RESTRICTED CASH

	SA rand
Figures in million	2019	2018

Non-current (a)	92	77
Current (b)	44	38

Total restricted cash	136	115

(a)
The amount primarily relates to funds set aside to serve as collateral against guarantees made to the Department of Mineral Resources and Energy (DMRE) in South Africa for environmental and rehabilitation obligations. Refer to note 25. The funds are invested equally in short term money market funds and call accounts.

(b)
Cash of R20 million (2018: R19 million) relates to monies released from the environmental trusts as approved by the DMRE which may only be used for further rehabilitation. Cash of R24 million (2018: R19 million) relates to monies set aside for affected communities in the group’s PNG operations.